CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We consent to the use in this Registration Statement on Form 10-SB/A of our report included herein dated March 20, 2000, relating to the consolidated financial statements of Medsearch Technologies, Inc. and subsidiaries.






/s/ KEMPISTY & COMPANY, CPAs, P.C.
Kempisty & Company
Certified Public Accountants PC
New York, NY
May 9, 2000